UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2013

Accretive Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34746	02-0698101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Michigan Avenue, Suite 2700, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 4, 2013, the Audit Committee of the Board of Directors of Accretive Health, Inc. (the “Company”), based on the recommendation of management and after consultation with the Company's independent registered public accounting firm, determined that the Company will restate its previously issued financial statements (the “Restatement”). The Company believes, based on information available to date, that it will restate its financial statements for the years ended December 31, 2010 and 2011 and the quarterly periods within these years commencing with the second quarter of 2010, as well as the first three quarterly periods of the year ended December 31, 2012. Accordingly, investors should not rely on the Company's financial statements for the years ended December 31, 2009, 2010 and 2011 and the quarterly periods within those years, and for the first three quarterly periods for the year ended December 31, 2012 and any of the Company's other prior financial statements. As a result of the Restatement, the Company has not yet filed its Form 10-K for the year ended December 31, 2012 (the “2012 Form 10-K”), nor its Forms 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013. The Company is committed to resolving the issues that gave rise to the Restatement and regaining compliance with all SEC filing requirements and all NYSE listing requirements by March 19, 2014.
In connection with the submission by the Company of its Section 303A Annual Written Affirmation to the New York Stock Exchange (the “NYSE”), the Company is filing this Current Report on Form 8-K to disclose the corporate governance matters required to be disclosed annually by Section 303A of the NYSE Listed Company Manual (the “Manual”). The annual disclosure of these corporate governance matters would typically be included in the Company’s Annual Report on Form 10-K and proxy statement. As the Company will not file the 2012 Form 10-K nor the related proxy statement prior to December 31, 2013, the Company is providing the disclosures herein in order to satisfy the NYSE requirement to disclose annually information required by Section 303A of the Manual.

Independence of Our Directors

NYSE rules require that at least a majority of our directors be independent of our Company and management. The rules also require that our board of directors affirmatively determine that there are no material relationships between a director and us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) before such director can be deemed independent. We have adopted independence standards consistent with NYSE rules. Our board of directors has reviewed both direct and indirect transactions and relationships that each of our directors had or maintained with us and our management. Our board of directors, based upon the fact that none of our independent directors have any material relationships with us other than as directors and holders of our common stock, affirmatively determined that ten of our directors are independent directors under NYSE rules. Our independent directors are Edgar Bronfman, Jr., J. Michael Cline, Steven N. Kaplan, Stanley N. Logan, Alex J. Mandl, Denis J. Nayden, Steven J. Shulman, Arthur H. Spiegel, III, Robert V. Stanek and Mark A. Wolfson. Our other directors, Stephen Schuckenbrock and Mary Tolan, are not considered independent pursuant to the corporate governance listing standards of the NYSE because Mr. Schuckenbrock is currently an employee of the Company and Ms. Tolan has been an employee of the Company within the last three years.

Meetings of Non-Management Directors

Our corporate governance guidelines provide that, in general, the agenda for every regularly scheduled meeting of the board of directors include a meeting of the non-management directors in executive session. In any event, the non-management directors shall meet in executive session at least semi-annually. These meetings, which are designed to promote unfettered discussions among our non-management directors, are presided over by the Company's Lead Director, currently Denis Nayden. During 2012, our non-management directors had four meetings.

Communications with the Board of Directors

Interested persons may communicate their complaints or concerns by sending written communications to the board of directors, committees of the board of directors, the non-management directors, or individual directors by mailing those communications to:

Accretive Health, Inc.
[Addressee*]
401 North Michigan Avenue, Suite 2700
Chicago, IL 60611
Phone: (312) 324-7820
Email: boardofdirectors@accretivehealth.com

Attention: Board of Directors
* Audit Committee of the Board of Directors
* Compensation Committee of the Board of Directors
* Nominating and Corporate Governance Committee of the Board of Directors
* Non-Management Directors
* Name of individual director

These communications are sent by us directly to the specified addressee. Information regarding communications with the board of directors is available on our website (www.accretivehealth.com).

Board Committees and Charters

Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics within the meaning of Item 406(b) of Regulation S-K, which sets forth the basic principles and guidelines for resolving various legal and ethical questions that may arise in the workplace and in the conduct of our business. This code is applicable to all our employees, officers and directors.

Corporate Governance Guidelines
We have adopted Corporate Governance Guidelines which, in conjunction with the charters and key practices of our board committees, provide the framework for the governance of our company.

Committees and Charters
We have established a standing Compensation Committee, Audit Committee and Nominating and Corporate Governance Committee. Each of these committees has adopted a written charter that governs its conduct.

Where You Can Find Our Corporate Governance Documents
Our Code of Business Conduct and Ethics, Corporate Governance Guidelines, Compensation Committee Charter, Audit Committee Charter and Nominating and Corporate Governance Committee Charter are available on our website (www.accretivehealth.com). We will provide copies of these documents free of charge to any stockholder who sends a written request to Investor Relations, Accretive Health, Inc., 401 North Michigan Avenue, Suite 2700, Chicago, IL 60611.

Safe Harbor

The above statements regarding the Company’s ability to resolve the issues that gave rise to the Restatement and regain compliance with SEC and NYSE requirements are forward-looking statements and are subject to risks and uncertainties. We have based these statements on the current status of the restatement process, other information now known to us, and our anticipated timing for the completion of the Restatement and related SEC filings.  Although we believe that the assumptions and expectations reflected in this statement are reasonable, the timing of completion of the restatement process and related SEC filings in order to come into compliance with the NYSE's requirements for continued listing is subject to known and unknown risks and uncertainties and could vary materially from our current expectations.  We assume no, and we specifically disclaim any, obligation to update these statements to reflect actual results or changes in factors or assumptions affecting these statements.  We advise investors to consult any further disclosures we make on this topic in our SEC filings.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCRETIVE HEALTH, INC.

Date: December 30, 2013	By:	/s/ Sean F. Orr
Sean F. Orr
Chief Financial Officer and Treasurer